SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 16, 2004
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                               ASB HOLDING COMPANY
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             (Exact name of Registrant as specified in its Charter)


        United States                    0-31789                56-2317250
        -------------                    -------                ----------
(State or other jurisdiction           (File No.)             (IRS Employer
     of incorporation)                                    Identification Number)

  365 Broad Street, Bloomfield, New Jersey                07003
  ----------------------------------------                -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (974) 748-3600
                                                      --------------

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 2.02  Results of Operations and Financial Condition
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         On November 16, 2004, the Registrant issued a press release to report earnings for the year ended September 30, 2004 and to report the declaration of a special cash dividend. A copy of the press release is furnished with this Form 8-K as exhibit 99.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit
     Number                Description
     ------                -----------
       99       Press Release dated November 16, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 ASB HOLDING COMPANY



Date: November 16, 2004          By:   /s/Eric B. Heyer
                                       -----------------------------------------
                                       Eric B. Heyer
                                       Senior Vice President and Chief Financial
                                       Officer